Vanguard Short-Term Treasury Fund
Vanguard Short-Term Federal Fund
Vanguard Short-Term Investment-Grade Fund
Vanguard Intermediate-Term Treasury Fund
Vanguard Intermediate-Term Investment-Grade Fund
Vanguard Long-Term Treasury Fund
Vanguard Long-Term Investment-Grade Fund

Supplement to the Prospectuses and Summary Prospectuses
Dated May 28, 2014

Leadership Announcement
Kenneth E. Volpert has transitioned from head of Vanguard’s Taxable Bond
Group to the new role of global head of Fixed Income Indexing and head of investments, Europe. Mr. Volpert’s former role has been discontinued.
Paul M. Jakubowski, Principal of Vanguard, has assumed the role of head of credit. Ronald M. Reardon, Principal of Vanguard, has assumed the role of head of rates.

Prospectus and Summary Prospectus Text Changes for Vanguard
Short-Term Federal Fund
Under the heading “Investment Advisor,” Ronald M. Reardon’s title is updated as follows:
Ronald M. Reardon, Principal of Vanguard and head of rates.

Prospectus and Summary Prospectus Text Changes for Vanguard Long-Term Investment-Grade Fund

Under the heading “Investment Advisors,” Paul M. Jakubowski’s title is updated as follows:

Paul M. Jakubowski, Principal of Vanguard and head of credit.

Prospectus and Summary Prospectus Text Changes for Vanguard Short-Term Treasury, Intermediate-Term Treasury, and Long-Term Treasury Funds

Under the heading “Investment Advisor,” David R. Glocke’s title is updated as follows:

David R. Glocke, Principal of Vanguard and head of Vanguard’s Taxable Money Market Funds.

Prospectus Text Changes

The following replaces similar text under the heading Investment Advisors:

Vanguard’s Fixed Income Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Gregory Davis, CFA, Principal of Vanguard and global head of Vanguard’s Fixed Income Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has been with Vanguard since 1999 and has managed investment portfolios since 2000. He received his B.S. in insurance from The Pennsylvania State University and an M.B.A. from The Wharton School of the University of Pennsylvania.

Paul M. Jakubowski, Principal of Vanguard and head of credit. He has oversight responsibility for investment activities within the credit-related sectors of the taxable fixed income market as well as taxable credit research. See biography below.

Ronald M. Reardon, Principal of Vanguard and head of rates. He has oversight responsibility for investment activities within the rates-related sectors of the taxable fixed income market including foreign exchange. See biography below.

In the description of the managers primarily responsible for the day-to-day management of the Funds, the following replaces similar text for David R. Glocke, Paul M. Jakubowski, and Ronald M. Reardon:

David R. Glocke, Principal of Vanguard and head of Vanguard’s Taxable Money Market Funds. He has worked in investment management since 1991, has managed investment portfolios for Vanguard since 1997, and has managed the Short-Term Treasury Fund since 2000 and the Intermediate-Term Treasury and Long-Term Treasury Funds since 2001. Education: B.S., University of Wisconsin.

Paul M. Jakubowski, Principal of Vanguard and head of credit. He has worked in investment management since joining Vanguard in 2000, has managed investment portfolios since 2013, and has co-managed a portion of the Long-Term Investment-Grade Fund since December 2013. Education: B.S., University of Richmond; M.B.A., Villanova University.

Ronald M. Reardon, Principal of Vanguard and head of rates. He has worked in investment management for Vanguard since 2001 and has managed investment portfolios, including the Short-Term Federal Fund, since 2005. Education: B.S., The College of New Jersey; M.B.A., University of Rochester.

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PS 28 062014